UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 26, 2015

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant's telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.05 Costs Associated With Exit or Disposal Activities.

As announced on April 30, 2014, the Company is pursuing a plan to separate the Company’s Household Products and Personal Care segments into two independent, publicly traded companies. The separation is planned as a tax-free spin-off to the Company’s shareholders and is expected to be completed by July 1, 2015. The proposed separation is subject to further due diligence as appropriate and customary conditions, including receipt of regulatory approvals, an opinion of counsel regarding the tax-free nature of the separation, the effectiveness of a Form 10 filing with the Securities and Exchange Commission, and final approval by the Company's Board of Directors.

The Company is incurring incremental costs to evaluate, plan and execute the transaction. In addition, the Company plans to execute certain restructuring initiatives in order to prepare both businesses to operate as stand-alone entities. The restructuring initiatives include efforts to:

•	Adapt the global go-to-market footprint to adjust to the future strategies and scale of each stand-alone business;

•	Centralize certain back-office functions to increase efficiencies;

•	Outsource certain non-core transactional activities; and

•	Reduce headcount to optimize the cost structures of each stand-alone business.

The spin restructuring initiative savings are targeted to offset incremental costs expected to be incurred to develop the stand-alone organizations.

The Company estimates total spin-off and spin restructuring related costs through the close of the spin-off will be approximately $350 to $425.

•$200 to $225 related to the transaction evaluation, planning and execution
•$150 to $200 related to spin restructuring initiatives.

These estimates are based on currently known facts and may change materially as future operating decisions are made. These estimates do not include costs related to potential debt breakage, potential tax related charges or potential capital expenditures which may be incurred related to the proposed transaction. These additional costs could be significant. In connection with the spin, we are assessing our strategy with respect to our international cash balances as well as the repayment of scheduled debt maturities and may change our approach in the future.

At this time, the Company is not able, in good faith, to make a determination of the timing or estimated amount or range of amounts to be incurred for each major type of cost nor the charge that will result in future cash expenditures. The Company will file an amendment to this report upon the determination of such amounts.

This Form 8-K contains forward-looking statements including without limitation those statements regarding the estimated charges related to the restructuring initiatives in connection with the spin-off. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, statements regarding the planned spin-off of the Household Products business, the timing of any such spin-off, the future earnings and performance of Energizer Holdings or any of its businesses, including the Household Products and Personal Care businesses on a standalone basis if the spin-off is completed. These statements generally can be identified by the use of forward-looking words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "will," "should," "forecast," "outlook," or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation:

•	Whether the spin-off of the Household Products business is completed, as expected or at all, and the timing of any such spin-off;

•	Whether the conditions to the spin-off can be satisfied;

•	Whether the operational, marketing and strategic benefits of the spin-off can be achieved;

•	Whether the costs and expenses of the spin-off can be controlled within expectations;

•	General market and economic conditions;

•	Market trends in the categories in which we operate;

•	The success of new products and the ability to continually develop and market new products;

•	Our ability to attract, retain and improve distribution with key customers;

•	Our ability to continue planned advertising and other promotional spending;

•
Our ability to timely execute strategic initiatives, including restructurings, in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations;

•	The impact of strategic initiatives, including the planned spin-off of the Household Products business as well as restructurings, on our relationships with employees, customers and vendors;

•	Our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure;

•	Our ability to improve operations and realize cost savings;

•	The impact of foreign currency exchange rates and currency controls, particularly in Venezuela and Argentina, as well as offsetting hedges;

•	The impact of raw material and other commodity costs;

•	The impact of change in accounting position as it relates to the selection of the applicable Venezuela translation rate;

•	Goodwill impairment charges resulting from declines in profitability or estimated cash flows related to intangible assets or market valuations for similar assets;

•	Costs and reputational damage associated with cyber-attacks or information security breaches;

•	Our ability to acquire and integrate businesses, and to realize the projected results of acquisitions;

•	The impact of advertising and product liability claims and other litigation;

•	Compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt; or

•	The impact of legislative or regulatory determinations or changes by federal, state and local, and foreign authorities, including taxing authorities.

In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in Energizer's publicly filed documents, including its annual report on Form 10-K for the year ended September 30, 2014.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2014, Energizer Holdings, Inc. (the “Company”) issued a press release announcing that Daniel J. Sescleifer, our Executive Vice President and Chief Financial Officer, plans to depart from the Company upon the completion of the previously announced separation of the household products and personal care products divisions of the Company into two independent, publicly traded companies.

In connection with Mr. Sescleifer’s departure from the Company, the Company provided notification that it plans to terminate his Amended Change of Control Employment Agreement dated January 26, 2009, effective as of July 1, 2015.

Item 5.07 Submission of Matters to a Vote of Security Holders.
Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at the Company's World Headquarters on Monday, January 26, 2015. At the Annual Meeting, of the 62,124,459 shares outstanding and entitled to vote, 54,498,557 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1:    Management's nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2016 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Bill G. Armstrong	47,904,781	393,390	158,633	6,041,753
J. Patrick Mulcahy	47,770,837	552,329	133,638	6,041,753

Proposal 2:    The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2015 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain
53,873,231	433,621	191,705

Proposal 3:    The Company's executive compensation, as described in the Company's 2014 Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes
46,259,403	1,882,622	314,779	6,041,753

Proposal 4:    The shareholder proposal regarding implementation of a palm oil sourcing policy, as described in the Company’s 2014 Proxy Statement, was not approved by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
12,118,932	29,671,301	6,666,571	6,041,753

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer
Dated: January 30, 2015